UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

NRX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1201 Orange Street, Suite 600 Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

(484) 254-6134
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered

Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NRXPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 16, 2026, NRx Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the date of the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), as well as the record date for the 2025 Annual Meeting. The Company will provide additional details regarding the exact time, location, and matters to be voted on at the 2025 Annual Meeting in the Company's proxy statement for the 2025 Annual Meeting to be filed with the U.S. Securities and Exchange Commission (the “SEC”) prior to the 2025 Annual Meeting. Additionally, because the 2025 Annual Meeting was not held within twelve months of the end of the Company’s fiscal year ended December 31, 2024, the Company received a letter from the Listing Qualifications Staff of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is no longer in compliance with Nasdaq Listing Rules.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 12, 2026, the Company received a letter from the Listing Qualifications Staff of the Nasdaq notifying the Company that it is no longer in compliance with Nasdaq Listing Rules, which requires the Company to hold an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year end (the “Nasdaq Letter”).

The Nasdaq Letter states that the Company has 45 calendar days to submit a plan to regain compliance. If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the fiscal year end, or until June 29, 2026, to regain compliance. Nasdaq will consider factors such as the likelihood that the annual meeting can be held within the exception period, the Company’s compliance history, the reasons for the delay, corporate events that may occur during the review period, the Company’s overall financial condition, and its public disclosures.

The Company intends to submit a compliance plan to Nasdaq within the required timeframe and is taking steps to regain compliance with Nasdaq Listing Rules as soon as practicable. However, there can be no assurance that Nasdaq will accept the Company’s plan or that the Company will be able to regain compliance within any extension period granted by Nasdaq or maintain compliance with the other continued listing requirements set forth in the Nasdaq Listing Rules.

In accordance with Nasdaq Listing Rule 5810(b), the Company is required to disclose the receipt of the Nasdaq Letter. The Nasdaq Letter has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq, which will continue to trade under the symbol “NRXP.” However, beginning five business days from the date of the Nasdaq Letter, Nasdaq will add the Company to its list of non-compliant companies on its website and broadcast an indicator of non-compliance over its market data dissemination network.

Item 7.01 Regulation FD Disclosure.

On January 16, 2026, the Company issued a press release announcing the date of the 2025 Annual Meeting and the record date for the 2025 Annual Meeting. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated by reference hereto.

The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

2025 Annual Shareholder Meeting

On January 13, 2026 the board of directors (the “Board”) of the Company established March 23, 2026 as the date of the 2025 Annual Meeting and set February 12, 2026 as the record date for determining stockholders entitled to receive notice of and vote at the 2025 Annual Meeting. The meeting will be a virtual meeting conducted by live webcast on the internet. Additional details regarding the 2025 Annual Meeting, including the time and matters to be voted upon, will be set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting to be filed with the SEC.

Because the date of the 2025 Annual Meeting is more than 60 days after the anniversary of the Company’s prior annual meeting held on October 8, 2024 (the “2024 Annual Meeting”), the deadline for stockholder nominations or proposals for consideration at the 2025 Annual Meeting set forth in the Company’s 2024 proxy statement no longer applies. As such, the Company is filing this Current Report on Form 8-K to publicly announce the date of the 2025 Annual Meeting and to provide the due date for the submission of any qualified stockholder proposals (other than proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or qualified stockholder director nominations.

Pursuant to the Company’s Second Amended and Restated Bylaws (the “Bylaws”), in order for stockholder proposals (other than proposals submitted pursuant to Rule 14a-8 under the Exchange Act) or stockholder nominations to be properly brought before the 2025 Annual Meeting, the Company must receive proper written notice, delivered in accordance with the Bylaws, at its principal executive offices no later than the close of business on January 26, 2026. Because the 2025 Annual Meeting will be held more than sixty (60) days after the one-year anniversary of the 2024 Annual Meeting, this deadline reflects the later of (i) the ninetieth (90th) day prior to the 2025 Annual Meeting and (ii) the tenth (10th) day following the date on which the Company first publicly disclosed the date of the 2025 Annual Meeting.

Stockholder proposals submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act must comply with the requirements and deadlines specified in Rule 14a-8 and are not governed by the advance-notice provisions of the Bylaws.

The January 26, 2026 deadline will also apply in determining whether a stockholder proposal or nomination is timely for purposes of exercising discretionary voting authority under Rule 14a-4(c) of the Exchange Act. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the notice, information, and timing requirements of Rule 14a-19 under the Exchange Act and the Company’s Bylaws.

Stockholder written proposals and director nominations (other than proposals submitted pursuant to Rule 14a-8 under the Exchange Act) should be delivered to NRx Pharmaceuticals, Inc., c/o the Secretary, at the Company’s principal executive offices, in accordance with the Bylaws. Such delivery must be made exclusively by hand (including overnight courier service) or by certified or registered mail, return receipt requested. Any stockholder proposal or director nomination (other than a proposal submitted pursuant to Rule 14a-8) received after the January 26, 2026 deadline will be considered untimely under the Bylaws and will not be considered at the 2025 Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 16, 2026

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NRx Pharmaceuticals, Inc.

Date: January 16, 2026	By:	/s/ Jonathan Javitt
	Name:	Jonathan Javitt
	Its:	Interim Chief Executive Officer